                                SPSP Corporation,
                           Passyunk Supermarket, Inc.,
                                       and
                     Twenty Fourth Street Passyunk Partners,
                                      L.P.,
                                   (Borrower)

                                       to

                        Cedar-South Philadelphia II, LLC
                                    (Lender)

                                   ----------

                              OPEN-END MORTGAGE AND
                               SECURITY AGREEMENT

                                   ----------

                Dated:                  October 24, 2003 and

                                        made effective
                                        As of October 31, 2003

                Location:               2301-11 Oregon Avenue,
                                        Philadelphia, Pennsylvania

                                        2300 W. Passyunk Avenue,
                                        Philadelphia, Pennsylvania

                UPON RECORDATION RETURN TO:

                Stroock & Stroock & Lavan LLP
                180 Maiden Lane
                New York, New York  10038-4982

                Attention:  Mark A. Levy, Esq.

THIS INSTRUMENT SECURES THE FUTURE ADVANCES UP TO A MAXIMUM PRINCIPAL AMOUNT OF $39,000,000.00 PLUS ACCRUED INTEREST AND OTHER INDEBTEDNESS AS DESCRIBED IN PENNSYLVANIA ACT NO. 42 PA. C.S.A. SECTION 8143

1 - GRANTS OF SECURITY.......................................................1

   1.1          PROPERTY MORTGAGED...........................................1

   1.2          ASSIGNMENT OF RENTS..........................................3

   1.3          SECURITY AGREEMENT...........................................3

   1.4          PLEDGE OF MONIES HELD........................................3

2 - DEBT AND OBLIGATIONS SECURED.............................................4

   2.1          DEBT AND OBLIGATIONS SECURED.................................4

3 - BORROWER COVENANTS.......................................................4

   3.1          PAYMENT OF DEBT..............................................4

   3.2          FIRE OR OTHER CASUALTY.......................................4

   3.3          CONDEMNATION.................................................5

   3.4          NET LEASE....................................................6

   3.5          MAINTENANCE OF PROPERTY......................................7

   3.6          WASTE........................................................7

   3.7          COMPLIANCE WITH LAWS.........................................7

   3.8          PAYMENT FOR LABOR AND MATERIALS..............................7

   3.9          CHANGE OF NAME, IDENTITY OR STRUCTURE........................7

   3.10         EXISTENCE....................................................8

4 - REPRESENTATIONS AND WARRANTIES...........................................8

   4.1          WARRANTY OF TITLE............................................8

   4.2          AUTHORITY....................................................8

   4.3          LEGAL STATUS AND AUTHORITY...................................8

   4.4          VALIDITY OF DOCUMENTS........................................8

   4.5          LITIGATION...................................................9

   4.6          NO FOREIGN PERSON............................................9

   4.7          SEPARATE TAX LOT.............................................9

   4.8          NET LEASE....................................................9

   4.9          FINANCIAL CONDITION..........................................9

   4.10         BUSINESS PURPOSES...........................................10

   4.11         TAXES.......................................................10

   4.12         MAILING ADDRESS.............................................10

   4.13         DISCLOSURE..................................................10

   4.14         ILLEGAL ACTIVITY............................................10

5 - OBLIGATIONS AND RELIANCES...............................................10

   5.1          RELATIONSHIP OF BORROWER AND LENDER.........................10

   5.2          NO LENDER OBLIGATIONS.......................................10

6 - FURTHER ASSURANCES......................................................10

   6.1          RECORDING OF SECURITY INSTRUMENT, ETC.......................10

   6.2          FURTHER ACTS, ETC...........................................11

   6.3          ESTOPPEL CERTIFICATES.......................................11

   6.4          REPLACEMENT DOCUMENTS.......................................11

7 - DUE ON SALE/ENCUMBRANCE.................................................11

   7.1          LENDER RELIANCE.............................................11

   7.2          NO SALE/ENCUMBRANCE.........................................12

   7.3          SALE/ENCUMBRANCE DEFINED....................................12

   7.4          LENDER'S RIGHTS.............................................13

8 - DEFAULT.................................................................13

   8.1          EVENTS OF DEFAULT...........................................13

9 - RIGHTS AND REMEDIES.....................................................13

   9.1          REMEDIES....................................................13

   9.2          APPLICATION OF PROCEEDS.....................................15

   9.3          RIGHT TO CURE DEFAULTS......................................15

   9.4          ACTIONS AND PROCEEDINGS.....................................15

   9.5          RECOVERY OF SUMS REQUIRED TO BE PAID........................15

   9.6          OTHER RIGHTS, ETC...........................................15

   9.7          RIGHT TO RELEASE ANY PORTION OF THE PROPERTY................16

   9.8          RIGHT OF ENTRY..............................................16

   9.9          DEFAULT INTEREST AND LATE CHARGES...........................16

10 - WAIVERS................................................................16

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   10.1         WAIVER OF COUNTERCLAIM......................................16

   10.2         MARSHALING AND OTHER MATTERS................................16

   10.3         WAIVER OF NOTICE............................................17

   10.4         SOLE DISCRETION OF LENDER...................................17

   10.5         WAIVER OF TRIAL BY JURY.....................................17

11 - EXCULPATION............................................................17

   11.1         EXCULPATION.................................................17

   11.2         RESERVATION OF CERTAIN RIGHTS...............................18

   11.3         BANKRUPTCY CLAIMS...........................................18

12 - NOTICES................................................................18

   12.1         NOTICES.....................................................18

13 - APPLICABLE LAW.........................................................19

   13.1         CHOICE OF LAW...............................................19

   13.2         USURY LAWS..................................................19

   13.3         PROVISIONS SUBJECT TO APPLICABLE LAW........................19

14 - COSTS..................................................................20

   14.1         PERFORMANCE AT LENDER'S EXPENSE.............................20

   14.2         ATTORNEY'S FEES FOR ENFORCEMENT.............................20

15 - TRANSFER OF LOAN.......................................................20

   15.1         TRANSFER OF LOAN............................................20

16 - DEFINITIONS............................................................20

   16.1         GENERAL DEFINITIONS.........................................20

17 - MISCELLANEOUS PROVISIONS...............................................21

   17.1         NO ORAL CHANGE..............................................21

   17.2         LIABILITY...................................................21

   17.3         INAPPLICABLE PROVISIONS.....................................21

   17.4         HEADINGS, ETC...............................................21

   17.5         DUPLICATE ORIGINALS; COUNTERPARTS...........................21

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   17.6         NUMBER AND GENDER...........................................21

   17.7         SUBROGATION.................................................21

   17.8         ENTIRE AGREEMENT............................................22

18 - STATE SPECIFIC PROVISIONS..............................................22

   18.1         OPEN-END MORTGAGE...........................................22

   18.2         ACTION IN EJECTMENT.........................................22

   18.3         CONFLICTING PROVISIONS......................................23

                THIS OPEN-END MORTGAGE AND SECURITY AGREEMENT (this "Security Instrument") is dated October 24, 2003 and made as of the 31st day of October, 2003, by SPSP Corporation, a Pennsylvania corporation, having an office at 44 West Lancaster Avenue, Suite 110, Ardmore, Pennsylvania 19003 ("SPSP"), Passyunk Supermarket, Inc., a Pennsylvania corporation, having an office at 44 West Lancaster Avenue, Suite 110, Ardmore, Pennsylvania 19003 ("Passyunk"), and Twenty Fourth Street Passyunk Partners, L.P., a Pennsylvania limited partnership, having an office at 44 West Lancaster Avenue, Suite 110, Ardmore, Pennsylvania 19003 ("24th Street"; SPSP, Passyunk and 24th Street are collectively referred to herein as "Borrower") to Cedar-South Philadelphia II, LLC, a Delaware limited liability company, having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Lender").

                                    RECITALS:

                Borrower by its promissory note of even date herewith given to Lender is indebted to Lender in the principal sum of THIRTY-NINE MILLION AND 00/100 DOLLARS ($39,000,000) in lawful money of the United States of America (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

                Borrower desires to secure the payment and performance of the Obligations (as defined in Section 2.1 hereof).

                             1 - GRANTS OF SECURITY

                1.1 PROPERTY MORTGAGED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender, and grant a security interest to Lender in, the following property, rights, interests and estates now owned, or hereafter acquired, by Borrower (collectively, the "Property"): (a) the real property described in Exhibit A attached hereto and made a part hereof (the "Land"); (b) all additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;
(c) the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements"); (d) all easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders thereof and thereto, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and

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parcel thereof, with the appurtenances thereto; (e) all furnishings, machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above; (f) that certain lease dated as of the date hereof, between Borrower, as landlord, and Cedar-South Philadelphia I, LLC, as tenant (the "Net Lease Tenant"), together with any amendments thereto (collectively, the "Net Lease") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the Net Lease Tenant of its obligations thereunder and all rents, additional rents, revenues (including, but not limited to, any payment made by or on behalf of the Net Lease Tenant in connection with the termination of the Net Lease), issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements (the "Rents"), whether paid or accruing before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. Section 101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") and all proceeds from the sale or other disposition of the Net Lease and the right to receive and apply the Rents to the payment of the Debt (as hereinafter defined); (g) all rights, powers, privileges, options and other benefits of Borrower as lessor under the Net Lease, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Net Lease or pursuant thereto (and to apply the same to the payment of the Debt (as hereinafter defined)), and to do all other things which Borrower or any lessor is or may become entitled to do under the Net Lease; (h) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property; (i) all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property; (j) all of Borrower's claims and rights to the payment of damages arising from any rejection by Net Lease Tenant of the Net Lease under the Bankruptcy Code; (k) all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction; (l) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims; (m) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of

Lender in the Property; (n) all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder; (o) all tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; and (p) any and all other rights of Borrower in and to the items set forth in Subsections (a) through (o) above.

                1.2     ASSIGNMENT OF RENTS.

                (a) Borrower hereby absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to the Net Lease and the Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Borrower hereby acknowledges and agrees that any and all payments of Rent shall be paid directly to Lender, and Lender may apply any such sums to the payment of the Debt, first to interest and then to principal.

                (b) In the event of a termination of the Net Lease, or at the expiration of the term of the Net Lease, Borrower shall direct all space tenants of the Property to pay all rents and additional rents directly to Lender. In the event that Borrower shall receive any rents, notwithstanding such direction to the space tenants, Borrower shall immediately remit, or shall cause its agents or affiliates to immediately remit, such receipts to Lender.

                1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations, a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code.

                1.4 PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, Net Casualty Proceeds (as defined in Section 3.2) and Net Condemnation Award (as defined in Section 3.3) (collectively, "Deposits"), as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                               CONDITIONS TO GRANT

                TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender, and the successors and assigns of Lender, forever;

                PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations (as defined in Section 2.1 hereof) as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.

                        2 - DEBT AND OBLIGATIONS SECURED

                2.1 DEBT AND OBLIGATIONS SECURED. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the payment of the Debt and the performance of all Other Obligations, it being agreed the Lender shall apply any payments first to interest and then to principal. For purposes hereof, the term "Debt" shall mean the aggregate of the indebtedness evidenced by the Note in lawful money of the United States of America, interest, default interest, late charges, prepayment premiums and other sums, as provided in the Note, this Security Instrument or the other Loan Documents (defined below), all other monies agreed or provided to be paid by Borrower in the Note, this Security Instrument or the other Loan Documents and all sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby. For purposes hereof, the term "Other Obligations" shall mean the obligations of Borrower (other than the obligation to repay the Debt) contained in this Security Instrument, the Note and the other Loan Documents. For purposes hereof, the term "Loan Documents" shall mean the Note, this Security Instrument and any other documents or instruments which now or shall hereafter wholly or partially secure or guarantee payment of the Note or which have otherwise been executed or are hereafter executed by Borrower and/or any other person or entity in connection with the loan (the "Loan") evidenced by the Note and any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part thereof. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations." All the covenants, conditions and agreements contained in the Note and the other Loan Documents are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

                             3 - BORROWER COVENANTS

                Borrower covenants and agrees that:

                3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note, this

Security Instrument and the other Loan Documents.

                3.2     FIRE OR OTHER CASUALTY.

                (a) In the event of a fire or other casualty that destroys all or a portion of the Property, the entire proceeds of any property casualty insurance less any actual and reasonable expenses incurred in collecting such proceeds (the "Net Casualty Proceeds") shall be applied as follows:

                (i) If there is no Recognized Leasehold Mortgage at the time of the fire or casualty:

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                        (1)     First, Net Lease Tenant shall use the Net
                Casualty Proceeds to restore such portion of the Property that Net Lease Tenant shall elect to restore (it being acknowledged that Net Lease Tenant has no obligation to restore all or any portion of the Property pursuant to the terms of the Net Lease);

                        (2) Second, if Net Lease Tenant shall elect not to restore the damage resulting from such casualty, or if Net Lease Tenant shall not have restored the entire Property, a portion of the remaining Net Casualty Proceeds in an amount equal to the lesser of (A) product of (x) a fraction, the numerator of which is the number of square feet of the Property lost by reason of the casualty, and the denominator of which is the number of square feet of the entire Property immediately before the casualty, and (y) the then outstanding principal balance of the Loan, and (B) the entire remaining Net Casualty Proceeds, shall be delivered to Lender and applied towards the reduction in the principal balance of the Loan; and

                        (3) Third, the balance of the Net Casualty Proceeds, if any, shall be retained by Net Lease Tenant.

                (b) If there is a Recognized Leasehold Mortgage at the time of the casualty, the Net Casualty Proceeds shall be delivered to Tenant or the Recognized Leasehold Mortgagee, as required by the Recognized Leasehold Mortgage Documents (as defined in the Net Lease), and applied and disbursed in accordance with the Recognized Leasehold Mortgage Documents.

                (c) In the event of a fire or other casualty where the provisions of Section 3.2(a)(i)(2) shall apply, from and after the date of reduction of the principal balance of the Loan in accordance with the terms of said Section 3.2(a)(i)(2), the amount set forth in clause (i) of the definition of Constant Monthly Payment (as defined in the Note) shall be recalculated to equal one-twelfth (1/12) of the product of such reduced principal balance and the Applicable Interest Rate (as defined in the Note).

                3.3     CONDEMNATION.

                (a) Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, or shall cause Net Lease Tenant, to prosecute any such proceedings, subject to the terms of the Net Lease.

                (b) If there is no Recognized Leasehold Mortgage at the time of the taking, the following provisions shall apply:

                (i) In the event of a taking of all or substantially all of the Property, a portion of the awards payable in connection with such taking, less any actual and reasonable expenses incurred in collecting such award (the "Net Condemnation Award") in an amount equal to the lesser of (x) the amount of the Debt then outstanding, and (y) the entire Net Condemnation Award, shall be delivered to Lender and applied towards the repayment of the Debt. Any Net Condemnation Award in excess of the amount of the Debt then outstanding shall be retained by Net Lease Tenant.

                (ii) In the event of a taking of less than all or substantially all of the Property, the Net Condemnation Award shall be applied as follows:

                        (1) First, Net Lease Tenant shall use the Net
                Condemnation Award to restore such portion of the Property that Net Lease Tenant shall elect to restore (it being acknowledged that Net Lease Tenant has no obligation to restore all or any portion of the Property pursuant to the terms of the Net Lease);

                        (2) Second, a portion of the remaining Net Condemnation
                Award in an amount equal to the lesser of (A) the product of (x) a fraction, the numerator of which is the number of square feet of the Property taken, and the denominator of which is the number of square feet of the entire Property immediately before the taking, and (y) the then outstanding principal balance of the Loan, and (B) the remaining Net Condemnation Award shall be delivered to Lender and applied towards the reduction in the principal balance of the Loan; and

                        (3) Third, the balance of the Net Condemnation Award, if
                any, shall be retained by Net Lease Tenant.

                (iii) In the event of a temporary taking, the enter Net Condemnation Award shall be retained by Net Lease Tenant.

                (iv) In the event of a taking where the provisions of Section 3.3(c)(i)(2) shall apply, from and after the date of reduction of the principal balance of the Loan in accordance with the terms of said
        Section 33(c)(i)(2), the amount set forth in clause (i) of the definition of the Constant Monthly Payment shall be recalculated to equal one-twelfth (1/12) of the product of such reduced principal balance and the Applicable Interest Rate.

                (c) If there is a Recognized Leasehold Mortgage at the time of the taking, the Net Condemnation Award shall be delivered to Tenant or the Recognized Leasehold Mortgagee, as required by the Recognized Leasehold Mortgage Documents, and applied and disbursed in accordance with the Recognized Leasehold Mortgage Documents.

                3.4     NET LEASE.

                (a) Borrower shall promptly and fully keep, observe and perform, or cause to be kept, observed or performed, all of the terms, covenants, provisions and agreements imposed upon or assumed by Borrower under the Net Lease and any amendments, modifications or supplements thereof, and Borrower shall not do or fail to do, or permit or fail to permit to be done any act or thing, the doing or omission of which will (i) give Net Lease Tenant a right to terminate the Net Lease or to abate the rental or other material payment due thereunder, except as expressly permitted under the terms of the Net Lease, (ii) release any party from liability under or with respect to the Net Lease or (iii) otherwise impair the Net Lease as security for the Obligations. Borrower shall not under any circumstances modify, cancel, amend or terminate the Net Lease without Lender's prior written consent, and any attempted modification, cancellation, amendment or termination of the Net Lease without such consent shall be void and of no force or effect whatsoever.

                (b) Borrower shall enforce all of the terms, covenants and conditions contained in the Net Lease upon the part of Net Lease Tenant to be observed or performed, short of termination thereof, provided, that, notwithstanding anything contained herein to the contrary, Borrower shall not pursue any remedies which could affect any payment due from the Net Lease Tenant, or which could otherwise adversely affect (A) the rights or claims of Borrower or Lender under the Net Lease, (B) the value of the Property or (C) the rights or interests of Lender under the Loan Documents.

                (c) Borrower shall promptly deliver to Lender a copy of any notice relating to defaults received from or given to Net Lease Tenant or any other person or entity liable for the performance of Net Lease Tenant's obligations under the Net Lease.

                (d) Borrower shall not enter into any lease for all or any portion of the Property, other than the Net Lease, without Lender's prior written consent. The provisions of that certain Assignment of Leases and Rents of even date herewith made by Borrower, as assignor, to Lender, as assignee and this Section 3.4 shall apply to any such Lease as if such Lease were the Net Lease designated hereunder.

                3.5 MAINTENANCE OF PROPERTY. Except to the extent Net Lease Tenant has a right to do so without Borrower's consent, the Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property and tenant improvements made in connection with a Lease which has been entered into by Borrower in accordance with the terms hereof) without the consent of Lender.

                3.6 WASTE. Borrower shall not commit any waste of the Property or, subject to the terms of the Net Lease, make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any insurance policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument.

                3.7 COMPLIANCE WITH LAWS. Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws. Borrower will not engage in or knowingly permit any illegal activities at the Property.

                3.8 PAYMENT FOR LABOR AND MATERIALS. Borrower will never create in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below).

                3.9 CHANGE OF NAME, IDENTITY OR STRUCTURE. Borrower will not change Borrower's name, identity (including its trade name or names) or, if not an individual,

Borrower's corporate, limited liability company, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of Lender. Borrower will execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

                3.10 EXISTENCE. Borrower will continuously maintain its existence and its rights to do business in the state where the Property is located together with its franchises and trade names.

                       4 - REPRESENTATIONS AND WARRANTIES

                Borrower represents and warrants to Lender that:

                4.1 WARRANTY OF TITLE. Borrower has paid for and has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, set over, transfer and convey the same and that Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "Permitted Exceptions"). Borrower shall warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall warrant and defend the same to Lender against the claims of all persons whomsoever.

                4.2 AUTHORITY. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, set over, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

                4.3 LEGAL STATUS AND AUTHORITY. Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the other Loan Documents.

                4.4 VALIDITY OF DOCUMENTS. (a) The execution, delivery and performance of the Note, this Security Instrument and the other Loan Documents and the borrowing evidenced by the Note (i) are within the corporate, partnership, trust or limited liability company (as the case may be) power of Borrower; (ii) have been authorized by all requisite corporate, partnership, trust or limited liability company (as the case may be) action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership, trust, operating agreement or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and (b) the Note, this Security Instrument and the other Loan Documents constitute the legal, valid and binding obligations of Borrower.

                4.5 LITIGATION. There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Borrower's knowledge, threatened or contemplated against, or affecting, Borrower or the Property that has not been disclosed to Lender or is not adequately covered by insurance.

                4.6 NO FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

                4.7 SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements are assessed and taxed together with the Property or any portion thereof.

                4.8 NET LEASE. (a) Borrower is the sole owner of the entire lessor's interest in the Net Lease; (b) to Borrower's knowledge, the Net Lease is valid and enforceable; (c) the terms of all alterations, modifications and amendments to the Net Lease are reflected in the definition of Net Lease contained herein; (d) none of the Rents reserved in the Net Lease have been assigned or otherwise pledged or hypothecated; (e) none of the Rents have been collected for more than one (1) month in advance, other than the payment due on the Commencement Date (as defined in the Net Lease); (f) the premises demised under the Net Lease have been completed and the tenant under the Net Lease has accepted the same and has taken possession of the same on a rent-paying basis;
(g) there exist no offsets or defenses to the payment of any portion of the Rents; and (h) no default exists, or with the passing of time or the giving of notice or both would exist under the Net Lease which could have a material adverse effect on the Borrower or the Property.

                4.9 FINANCIAL CONDITION. (a) Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to

Borrower has been initiated, and (b) it has received reasonably equivalent value for the granting of this Security Instrument.

                4.10 BUSINESS PURPOSES. The Loan is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

                4.11 TAXES. Borrower has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them.

                4.12 MAILING ADDRESS. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

                4.13 DISCLOSURE. To Borrower's best knowledge, Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

                4.14 ILLEGAL ACTIVITY. No portion of the Property has been purchased with proceeds of any illegal activity.

                          5 - OBLIGATIONS AND RELIANCES

                5.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower and no term or condition of any of the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

                5.2 NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of Subsections 1.1(f) and (j) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

                (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the other Loan Documents, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

                             6 - FURTHER ASSURANCES

                6.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, at the request of Lender, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Except where prohibited by law, Lender will pay all taxes, duties, imposts, assessments, filing, registration and recording fees, and any and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Loan Documents and any amendment or supplement thereto.

                6.2 FURTHER ACTS, ETC. Borrower will, at the cost of Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers, deeds to secure debt and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 6.2.

                6.3 ESTOPPEL CERTIFICATES. After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee an estoppel certificate in form and content as may be reasonably requested by Lender with respect to the status of the Loan and/or the Loan Documents.

                6.4 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

                           7 - DUE ON SALE/ENCUMBRANCE

                7.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, managing members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for payment and performance of the Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the payment or the performance of the Obligations, Lender can recover the Debt by a sale of the Property.

                7.2 NO SALE/ENCUMBRANCE. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred. Notwithstanding the foregoing, Lender hereby acknowledges that Net Lease Tenant has an option to purchase the Property pursuant to the terms of the Net Lease and consents to such purchase option; provided, however, that in the event that Net Lease Tenant shall exercise such purchase option in accordance with the terms of the Net Lease, the Maturity Date shall be accelerated as provided in the Note.

                7.3 SALE/ENCUMBRANCE DEFINED. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 7 shall be deemed to include, but not be limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower or any general partner or managing member of Borrower is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock; (d) if Borrower or any general partner or managing member of Borrower is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner, or the transfer or pledge of the partnership interest of any general partner or managing partner of such partnership or any profits or proceeds relating to such partnership interest or the transfer or pledge of any limited partnership interests in such partnership or any profits or proceeds related to such interests whether in one transfer or pledge or a series of transfers or pledges; (e) if Borrower or any general partner or managing member of Borrower is a limited liability company, the change, removal or resignation of the managing member of such company, or the transfer or pledge of the membership interest of the managing member of such company or any profits or proceeds relating to such membership interest or the transfer or pledge of any membership interests in such company or any profits or proceeds related to such interests whether in one transfer or pledge or a series of transfers or pledges; and (f) without limitation to the foregoing, any voluntary or involuntary sale, transfer, conveyance or pledge by any person or entity which directly or indirectly controls Borrower (by operation of law or otherwise) (a "Principal") of its direct or indirect controlling interest in Borrower. Notwithstanding the foregoing, the following transfers shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer within the meaning of this Article 7: (A) transfer by devise or descent or by operation of law upon the death of a partner, member or stockholder of Borrower or any general partner thereof, and (B) a sale, transfer or hypothecation of a partnership, shareholder or membership interest in Borrower, whichever the case may be, by the current partner(s), shareholder(s) or member(s), as applicable, to an immediate family member (i.e., parents, spouses, siblings, children or grandchildren) of such partner, shareholder or member or to a Principal (or a trust for the benefit of any such persons).

                7.4 LENDER'S RIGHTS. Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the other Loan Documents as so modified by the proposed transferee, the approval by Lender of the proposed transferee, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

                                   8 - DEFAULT

                8.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default": (i) if the entire Debt is not paid on or before the Maturity Date; (ii) if Borrower shall fail to pay to Lender any installment of the Constant Monthly Payment, except to the extent that Borrower shall be excused from paying the same; (iii) if Borrower shall breach any of the covenants contained in Section 1.2(b) above; (iv) if any of SPSP, Passyunk or 24th Street shall (w) voluntarily be adjudicated a bankrupt or insolvent, (x) consent to the appointment of a receiver or trustee for itself or for any of the Property, (y) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, or (z) make a general assignment for the benefit of creditors; (v) if a court shall enter an order, judgment or decree appointing a receiver or trustee for any of SPSP, Passyunk or 24th Street or for any of Borrower's interest in the Property or approving a petition filed against any of SPSP, Passyunk or 24th Street which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain in force, undischarged or unstayed, sixty days after it is entered; (vi) if any of SPSP, Passyunk or 24th Street shall in any insolvency proceedings be liquidated or dissolved or shall begin proceedings towards its liquidation or dissolution; or (vii) if the estate or interest of any of SPSP, Passyunk or 24th Street in any of the Property shall be levied upon or attached in any proceeding and such estate or interest is about to be sold or transferred or such process shall not be vacated or discharged within sixty (60) days after such levy or attachment.

                             9 - RIGHTS AND REMEDIES

                9.1 REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender: (a) declare the entire unpaid Debt to be immediately due and payable; (b) with or without entry, institute proceedings, judicial or otherwise, for the complete or partial foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner, any partial foreclosure to be subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority; (c) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of borrower therein and rights of redemption thereof, pursuant to power of sale, judicial decree or otherwise, at one or more sales, as an entirety or in one or more parcels; (d) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the other Loan Documents; (e) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents; (f) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower or of any person, firm or other entity liable for the payment of the Debt; (g) enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may exercise all rights and powers of Borrower with respect to the Property including, without limitation; (1) the right to use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat including without limitation the right to perform the landlord's obligations under the Net Lease with or without entry; (2) the right to make or complete any construction, alterations, additions, renewals, replacements and improvements to or on the Property as Lender deems advisable; (3) the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand sue for, collect and receive all Rents of the Property and every part thereof; (h) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (i) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; (j) apply the receipts from the Property and/or any Deposits and interest thereon to the payment of the Obligations, it being agreed that Lender shall apply such receipts first to interest and then to principal;
(k) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: the right to (1) take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (2) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower. Upon any foreclosure or other sale of the Property pursuant to the terms hereof, Lender may bid for and purchase the Property and shall be entitled to apply all or any part of the secured indebtedness as a credit against the purchase price.

                In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 9.1 to the contrary, if any Event of Default as described in clause (iii), (iv), (v) or (vi) of Section 8.1(a) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

                9.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt, first to interest and then to principal.

                9.3 RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder or curing or being deemed to have cured any default hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, or to enforce the terms and conditions of the Net Lease, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 9.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as defined in the Note), for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

                9.4 ACTIONS AND PROCEEDINGS. Subject to the terms of the Net Lease, Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

                9.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

                9.6 OTHER RIGHTS, ETC. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the

Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

                (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, or for failure to determine whether insurance in force is adequate as to the nature or amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

                (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

                9.7 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

                9.8 RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

                9.9 DEFAULT INTEREST AND LATE CHARGES. Borrower acknowledges that, without limitation to any of Lender's rights or remedies set forth in this Security Instrument, Lender has the right following an Event of Default to demand interest on the principal amount of the Note at the Default Rate and late payment charges in accordance with the terms of the Note.

                                  10 - WAIVERS

                10.1 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against Borrower by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the other Loan Documents, or the Obligations.

                10.2 MARSHALING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

                10.3 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

                10.4 SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender, except as may be otherwise expressly and specifically provided herein.

                10.5 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                                11 - EXCULPATION

                11.1 EXCULPATION. Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note or this Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower (or its partners, shareholders, officers or directors), except only that Lender may sell the Property under any power of sale or right of non-judicial foreclosure or bring a foreclosure action, confirmation action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon the Note, this Security Instrument, the other Loan Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by the Note, this Security Instrument and the other Loan Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting the Note and this Security Instrument, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower (or its partners, shareholders, officers or directors) in any such action or proceeding, under or by reason of or under or in connection with the Note, the other Loan Documents or this Security Instrument.

                11.2    RESERVATION OF CERTAIN RIGHTS. The provisions of Section
11.1 shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, the other Loan Documents or this Security Instrument; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Security Instrument; (c) affect the validity or enforceability without regard to the provisions of Section 11.1 of any indemnity, guaranty, master lease or similar instrument made in connection with the Note, this Security Instrument, or the other Loan Documents; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (f) impair the right of Lender to obtain a deficiency judgment or judgment on the Note against Borrower if necessary to obtain any insurance proceeds or condemnation awards to which Lender would otherwise be entitled under this Security Instrument, provided, however, Lender shall only enforce such judgment against the insurance proceeds and/or condemnation awards.

                11.3 BANKRUPTCY CLAIMS. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Note, this Security Instrument and the other Loan Documents.

                                  12 - NOTICES

                12.1 NOTICES. All notices, requests, demands and other communications provided for by this Agreement shall be (a) in writing, (b) sent either by hand delivery service or by same day or overnight recognized commercial courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice, and (c) deemed to have been delivered on the date of receipt thereof (or the date that such receipt is refused, if applicable), addressed as follows:

If to Borrower:                 c/o Greentree Properties Corporation
                                44 West Lancaster Avenue, Suite 110
                                Ardmore, Pennsylvania 19003
                                Attention: Mr. Gary E. Erlbaum

With a copy to:                 Greentree Properties Corporation
                                44 West Lancaster Avenue, Suite 110
                                Ardmore, Pennsylvania 19003
                                Attention: William Frutkin, Esq.

With a copy to:                 Ledgewood Law Firm, P.C.
                                1521 Locust Street
                                Philadelphia, Pennsylvania 19102
                                Attention: Richard Abt, Esq.

If to Lender:                   Cedar-South Philadelphia II, LLC
                                44 South Bayles Avenue
                                Port Washington, New York 11050
                                Attention: Mr. Leo S. Ullman

With a copy to:                 Stroock & Stroock & Lavan LLP
                                180 Maiden Lane
                                New York, New York 10038-4982
                                Attention: Mark A. Levy, Esq.

                Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

                For purposes of this Section, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in Philadelphia, Pennsylvania.

                               13 - APPLICABLE LAW

                13.1 CHOICE OF LAW. This Security Instrument shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

                13.2 USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

                13.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                                   14 - COSTS

                14.1 PERFORMANCE AT LENDER'S EXPENSE. Lender shall not be permitted to any administrative processing and/or commitment fees in connection with: (a) extensions, renewals, modifications, amendments and terminations of the Loan Documents requested by Borrower, and (b) the release or substitution of collateral for the Loan requested by Borrower, and Lender shall not be entitled to reimbursement for its reasonable out-of-pocket costs and expenses associated with its provision of consents, waivers and approvals under the Loan Documents (the occurrence of any of the above shall be called an "Event"). Lender further acknowledges and confirms that Lender shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, which are required by law, regulation or any governmental or quasi-governmental authority.

                14.2 ATTORNEY'S FEES FOR ENFORCEMENT. Each party shall pay their respective legal fees in connection with the preparation of the Note, this Security Instrument and the other Loan Documents. In the event that either party shall prosecute an action for enforcement of its rights under the Note, this Security Instrument or the Other Loan Documents, the prevailing party in such action shall be entitled to recover as a part of such action the actual out-of-pocket costs and reasonable attorneys' fees incurred by such prevailing party in connection with such action.

                              15 - TRANSFER OF LOAN

                15.1 TRANSFER OF LOAN. Lender may, at any time, on prior notice to Borrower, sell, transfer or assign the Note, this Security Instrument and the other Loan Documents, provided that said assignee shall either be (i) Net Lease Tenant, or (ii) the holder of a leasehold mortgage granted by Net Lease Tenant, or (iii) an affiliate of either Net Lease Tenant or the holder of a leasehold mortgage granted by Net Lease Tenant. Lender may forward to each purchaser, transferee or assignee all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower and the Property, whether furnished by Borrower or otherwise, as Lender determines necessary or desirable. Borrower agrees to cooperate with Lender in connection with any transfer made pursuant to this Section, provided such cooperation does not require Borrower to incur any cost or expense.

                                16 - DEFINITIONS

                16.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender, its servicer and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all reasonable attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                          17 - MISCELLANEOUS PROVISIONS

                17.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                17.2 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

                17.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

                17.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                17.5 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

                17.6 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                17.7 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the payment and performance of the Obligations.

                17.8 ENTIRE AGREEMENT. The Note, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, this Security Instrument and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, this Security Instrument and the other Loan Documents.

                         18 - STATE SPECIFIC PROVISIONS

                18.1 OPEN-END MORTGAGE. (a) This Security Instrument is an open-end mortgage pursuant to 42 PA. C.S.A. Section 8143, and secures, inter alia, present and future advances made by Lender pursuant to the Loan Documents, including, without limitation, advances for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Property or the lien of this Security Instrument, or expenses incurred by the Lender by reason of default by Borrower, and to enable any completion of the Improvements comprising the Property as may be contemplated by the Loan Documents. Nothing contained herein shall impose any obligation on the part of Lender to make any such additional loan(s) to Borrower.

                (b) Without limiting any other provisions of this Security Instrument, this Security Instrument secures present and future loans, advances and extensions of credit made by Lender to or for the benefit of Borrower, and the lien of such future advances shall relate back to the date of this Security Instrument. This Security Instrument shall also secure additional loans hereafter made by Lender to Borrower. Nothing contained herein shall impose any obligation on the part of Lender to make any such additional loans, advances and extensions of credit to or for the benefit of Borrower.

                (c) If Borrower sends a written notice to Lender which purports to limit the indebtedness secured by this Security Instrument and to release the obligation of the Lender to make any additional advances to Borrower, such notice shall be ineffective as to any future advances made: (i) to pay taxes, assessments, maintenance charges and insurance premiums; (ii) costs incurred for the protection and preservation of the Property or the lien of this Security Instrument, and (iii) costs and expenses incurred by Lender by reason of the default of Borrower. It is the intention of the parties hereto that any such advance made by Lender after any such notice by Borrower shall be secured by the lien of this Security Instrument on the Property.

                18.2 ACTION IN EJECTMENT. (a) For the purpose of obtaining possession of the Land and the Improvements in the event of any Event of Default hereunder or under the Note, Borrower hereby authorizes and empowers any attorney of any court of record in the Commonwealth of Pennsylvania or elsewhere, as attorney for Borrower and all persons claiming under or through Borrower, to appear for and confess judgment against Borrower, and against all persons claiming under or through mortgagor, in an action in ejectment for possession of the Property, in favor of Lender, for which this Security Instrument, or a copy thereof verified by affidavit, shall be a sufficient warrant; and thereupon a writ of possession may immediately issue for possession of the property, without any prior writ or proceeding whatsoever and without any stay of execution. If for any reason after such action has been commenced it shall be discontinued, or possession of the Property shall remain in or be restored to Borrower, Lender shall have the right for the same default or any subsequent default to bring one or more further actions as above provided to recover possession of the Property. Lender may confess judgment in an action in ejectment before or after the institution of proceedings to foreclose this Security Instrument or to enforce the Note, or after entry of judgment therein or on the Note, or after a sheriffs sale or judicial sale or other foreclosure sale of the Property in which Lender is the successful bidder, it being the understanding of the parties that the authorization to pursue such proceedings for confession of judgment therein is an essential part of the remedies for enforcement of this Security Instrument and the Note, and shall survive any execution sale to Lender.

                (b) Borrower confirms to Lender that (i) Borrower is a business entity and that its principals are knowledgeable in business matters;
(ii) the terms of this Security Instrument, including the foregoing warrant of attorney to confess judgment, have been negotiated and agreed upon in a commercial context; and (iii) Borrower has fully reviewed the aforesaid warrant of attorney to confess judgment with its own counsel and is knowingly and voluntarily waiving certain rights it would otherwise possess, including but not limited to, the right to any notice of a hearing prior to the entry of judgment by Lender pursuant to the foregoing warrant.

                18.3 CONFLICTING PROVISIONS. The provisions of this Article 18 are intended to supplement, and not limit, the other provisions of this Security Instrument; provided, however, that in the event the provisions of this
Article 18 contradict any other provision of this Security instrument, the provisions of this Article 18 shall govern.

                IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower as of the day and year first above written.

                                    SPSP Corporation

                                    By:   /s/  Gary E. Erlbaum
                                          --------------------------------------
                                          Name:   Gary E. Erlbaum
                                          Title:  President

                                    Passyunk Supermarket, Inc.

                                    By:   /s/  Gary E. Erlbaum
                                          --------------------------------------
                                          Name:   Gary E. Erlbaum
                                          Title:  President

                                    Twenty Fourth Street Passyunk Partners, L.P.

                                    By:   Twenty Fourth Street Passyunk
                                          Corporation, its general partner

                                    By:   /s/  Marc Erlbaum
                                          --------------------------------------
                                          Name:   Marc Erlbaum
                                          Title:  President

The undersigned hereby certifies that the address of the within named mortgagee is:

Cedar-South Philadelphia II, LLC
44 South Bayles Avenue
Port Washington, New York 11050
Attention: Mr. Leo S. Ullman

/s/  Brenda J. Walker
--------------------------------
On behalf of mortgagee

                                ACKNOWLEDGEMENTS

STATE OF         Pennsylvania           )
                                        ) ss.:
COUNTY OF        Montgomery             )

                AND NOW, this 24th day of October, 2003 before me, the undersigned Notary Public, personally appeared Gary Erlbaum, who acknowledged himself/herself to be the President of SPSP CORPORATION, a Pennsylvania corporation, and that he/she, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as President.

                IN WITNESS WHEREOF, I hereunder set my hand and official seal.

                                          /s/
                                          --------------------------------------
                                                         Notary Public

                                          My commission expires:

STATE OF         Pennsylvania           )
                                        ) ss.:
COUNTY OF        Montgomery             )

                AND NOW, this 24th day of October 2003 before me, the undersigned Notary Public, personally appeared Gary Erlbaum, who acknowledged himself/herself to be the President of PASSYUNK SUPERMARKET, INC., a Pennsylvania corporation, and that he/she, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as President.

                IN WITNESS WHEREOF, I hereunder set my hand and official seal.

                                          /s/
                                          --------------------------------------
                                                         Notary Public

                                          My commission expires:

STATE OF         Pennsylvania           )
                                        ) ss.:
COUNTY OF        Montgomery             )

                AND NOW, this 24th day of October, 2003, before me, the undersigned Notary Public, personally appeared Marc Erlbaum who acknowledged himself/herself to be the President of TWENTY FOURTH STREET PASSYUNK CORPORATION, the general partner of TWENTY FOURTH STREET PASSYUNK PARTNERS, L.P., a Pennsylvania limited partnership, and he/she, as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

                IN WITNESS WHEREOF, I hereunder set my hand and official seal.

                                          /s/
                                          --------------------------------------
                                                         Notary Public

                                          My commission expires: